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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 18, 2005

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

           Georgia                        1-13941                58-0687630
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(State or other Jurisdiction of       (Commission File          (IRS Employer
Incorporation or Organization)             Number)           Identification No.)

             309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                              30305-2377
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       (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

         Aaron Rents, Inc. (the "Company") maintains a website at www.aaronrents.com. Certain information about the Company, and certain of its documents, are available by visiting that website and clicking on the "Investor Relations" tab. In addition to the Company's filings with the Securities and Exchange Commission, its most recent annual report to shareholders and other information, the following documents are available by clicking the "Corporate Governance" tab in the Investor Relations area of the website: the Company's Corporate Governance Guidelines; the Audit Committee Charter; the Company's Code of Business Conduct and Ethics; and the Company's Code of Ethics for the Chief Executive Officer and the Senior Financial Officers and Employees.

         Information on the Company's website is not part of its reports filed with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AARON RENTS, INC.


                                                  By:  /s/ Gilbert L. Danielson
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                                                       Gilbert L. Danielson
                                                       Executive Vice President,
Date:  August 18, 2005                                 Chief Financial Officer